                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          DIGITAL VIDEO SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________


[_]  Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                          DIGITAL VIDEO SYSTEMS, INC.
                               2710 WALSH AVENUE
                         SANTA CLARA, CALIFORNIA 95051

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  TO BE HELD ON THURSDAY, SEPTEMBER 11, 1997

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Digital Video Systems, Inc. (the "Company") will be held at the LAX Marriott, located at 5855 West Century Boulevard, Los Angeles, California, on Thursday, September 11, 1997 at 10:00 A.M. for the following purposes, as more fully described in the attached Proxy Statement and Information Statement:

    (1) To elect seven directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

    (2) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, to increase the number of shares of Common Stock authorized for issuance from 60,000,000 to 80,000,000;

    (3) To approve the Company's 1997 Employee Stock Purchase Plan;

    (4) To approve an amendment to the Company's 1993 Amended and Restated Stock Option Plan to permit compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, applicable to qualified performance-based compensation;

    (5) To ratify the adoption of the Company's 1996 Stock Option Plan, as amended;

    (6) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1998; and

    (7) To transact such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

  The Board of Directors has fixed the close of business on Wednesday, July 16, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders at the close of business on the record date are entitled to vote at the Annual Meeting.

  Accompanying this Notice are a Proxy and Proxy Statement and Information Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Seth Halio
                                          Secretary

                          DIGITAL VIDEO SYSTEMS, INC.
                               2710 WALSH AVENUE
                         SANTA CLARA, CALIFORNIA 95051

                        ANNUAL MEETING OF STOCKHOLDERS
                              SEPTEMBER 11, 1997

                   PROXY STATEMENT AND INFORMATION STATEMENT
         (ALSO CONSTITUTING NOTICE OF ACTION TAKEN WITHOUT A MEETING)

                                 INTRODUCTION

  This Proxy Statement and Information Statement (collectively, the "Proxy/Information Statement") is furnished to the stockholders of Digital Video Systems, Inc., a Delaware corporation (the "Company"), in connection with (i) the solicitation of proxies by and on behalf of the Board of Directors of the Company and (ii) providing notice of, and information with respect to, an action taken by written consent of holders of a majority of the outstanding shares of the Company's Common Stock approving the Company's 1996 Stock Option Plan, as amended (the "1996 Stock Option Plan"). The proxies solicited hereby are to be voted at the Annual Meeting of Stockholders of the Company to be held on September 11, 1997, and at any and all adjournments thereof (the "Annual Meeting").

                           PURPOSE OF ANNUAL MEETING

  At the Annual Meeting, stockholders will be asked: (i) to elect seven directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) to approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate"), to increase the number of shares of Common Stock authorized for issuance from 60,000,000 to 80,000,000; (iii) to approve the Company's 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan");
(iv) to approve an amendment to the Company's 1993 Amended and Restated Stock Option Plan (the "1993 Stock Option Plan") to permit compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to qualified performance-based compensation;
(v) to ratify the adoption of the 1996 Stock Option Plan; (vi) to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1998; and (vii) to transact such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof. The Board recommends a vote in favor of (i.e., "FOR") (a) the election of the seven nominees for directors of the Company listed below and (b) the proposals set forth in (ii) through (vi) above.

                           QUORUM AND VOTING RIGHTS

  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Only stockholders of record at the close of business on Wednesday, July 16, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 20,283,921 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock as of the Record Date are entitled to one vote for each share held.

  All shares of Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated, the shares will be voted in favor of (i.e., "FOR") (i) the election of the seven nominees for directors of the Company listed under Proposal 1; (ii) the increase in the number of shares of Common Stock authorized under the Certificate; (iii) the approval of the Stock Purchase Plan; (iv) the approval of the amendment to the 1993 Stock Option Plan; (v) the ratification of the adoption of the 1996 Stock Option Plan; and (vi) the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1998. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

  In the election of directors, the seven candidates receiving the highest number of votes will be elected as directors. Approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If a broker which is the record holder of certain shares indicates on a proxy that it does not have discretionary authority to vote on a particular matter as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular matter, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. Any stockholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with the Company a written revocation of the proxy; (b) appearing at the Annual Meeting and casting a vote contrary to that indicated on the proxy; or (c) submitting a duly executed proxy bearing a later date.

                       PURPOSE OF INFORMATION STATEMENT

  In August 1997, Dr. Edmund Sun and Hyundai Electronics Industries Company, Ltd. (the "Majority Stockholders"), as the owners of record, collectively, of approximately 57.8% of the Company's issued and outstanding shares of Common Stock, signed a written consent (the "Written Consent") adopting the Company's 1996 Stock Option Plan, as permitted by the Delaware General Corporation Law (the "DGCL") and the Company's By-Laws. The Written Consent provides that the effective date of such adoption will be 20 days after the Company's stockholders are sent a copy of this Proxy/Information Statement. The Written Consent also provides that, in the event the stockholders of the Company do not ratify the adoption of the 1996 Stock Option Plan at the Annual Meeting of Stockholders, the Company will terminate the Plan (provided, however, that all options granted under the 1996 Stock Option Plan through the date of the Annual Meeting will remain outstanding in accordance with their terms). Accordingly, this Proxy/Information Statement is being furnished to all stockholders of record to provide information with respect to the adoption of the 1996 Stock Option Plan. This Proxy/Information Statement also constitutes notice of action taken without a meeting as required by Section 228 of the DGCL.

  The cost of preparing, printing, assembling and mailing this Proxy/Information Statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company may solicit proxies by written communications, by telephone, telegraph or personal call. These persons are to receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers and other persons holding Common Stock in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to beneficial owners of Common Stock.

  This Proxy/Information Statement and the accompanying form of proxy are first being mailed to stockholders on or about August 13, 1997.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINEES

  At the Annual Meeting, seven directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Stockholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. The names of such nominees are as follows:

    Edmund Y. Sun
    Thomas R. Parkinson
    Robert B. Pfannkuch
    Sung Hee Lee
    Sanford C. Sigoloff
    Philip B. Smith
    Joseph F. Troy

  Management proxies will be voted FOR the election of all of the above named nominees unless the stockholders indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN PERSONS NOMINATED FOR DIRECTOR HEREIN.

MEETINGS; ATTENDANCE; COMMITTEES

  During the fiscal year ended March 31, 1997, the Board of Directors of the Company met nine times, and the audit committee met two times. There were no compensation committee, risk management committee, nominating committee or executive committee meetings held during the fiscal year. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which he served, except for Mr. Lee, who attended five Board meetings.

  The Company's compensation committee was formed to make recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company. The compensation committee currently consists of Dr. Sun and Messrs. Smith and Troy. The audit committee reviews the scope of the audit and other accounting related matters. The Company's audit committee currently consists of Messrs. Sigoloff, Smith and Troy. The Company's risk management committee was formed to establish systems and policies to supervise and manage the Company's risk of doing business outside the United States. The risk management committee currently consists of Mr. Smith and Janis Gemignani. The Nominating Committee was formed to make recommendations to the Board as to candidates to serve on the Board. The Nominating Committee currently consists of Messrs. Smith and Troy. The Board recently formed an Executive Committee of the Board, which committee is authorized to exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, to the fullest extent permitted by law. The executive committee currently consists of Mr. Pfannkuch, who is Chairman of the committee, Dr. Sun and Messrs. Smith and Troy. The Company also recently formed a committee of "outside directors" within the meaning of

Section 162(m) of the Internal Revenue Code of 1986, as amended, comprised of Messrs. Lee and Sigoloff, to make grants of options to executive officers under the Company's stock option plans. The Company has no other committees of its Board of Directors.

MANAGEMENT OF THE COMPANY

  Set forth below is certain information with respect to the directors and executive officers of the Company as of August 1, 1997 and with respect to the director nominees:

                                                                    DIRECTOR
            NAME           AGE              POSITION                 SINCE
            ----           ---              --------                --------
   Edmund Y. Sun            48 Chairman of the Board and Chief        1992
                               Executive Officer
   Thomas R. Parkinson (1)  50 President, Chief Operating Officer
                                and Director Nominee                   --
   Robert B. Pfannkuch (2)  62 Director                               1996
   Janis P. Gemignani (3)   49 Director                               1995
   Sung Hee Lee             42 Director                               1994
   Sanford C. Sigoloff      66 Director                               1996
   Philip B. Smith          61 Director                               1995
   Joseph F. Troy           58 Director                               1996
   Seth Halio               35 Controller and Secretary                --

--------
(1) Mr. Parkinson was appointed President and Chief Operating Officer of the Company, effective as of April 15, 1997.
(2) Mr. Pfannkuch resigned as President, effective as of April 14, 1997.
(3) Ms. Gemignani served as Chief Financial Officer, Vice President and Secretary of the Company from August 1995 until October 1996.

  EDMUND Y. SUN has served as the Company's Chairman of the Board and Chief Executive Officer since its inception in October 1992 and is the founder of the Company. Dr. Sun served as President of the Company from October 1992 to May 1996. Dr. Sun founded C-Cube Microsystems Inc. ("C-Cube"), a public company involved in the development of full-color still and motion picture compression technology, and was its Chief Executive Officer from March 1989 to September 1991, and Chairman of the Board from August 1988 until April 1993. Dr. Sun was also a founder, Vice President, and Chief Technical Officer of Weitek Corporation, a public company involved in high-speed three-dimensional shaded graphics systems and the use of high speed chips in various computer applications. Dr. Sun is a director of CSS Laboratories, Inc., a privately-held company involved in computer hardware. Dr. Sun has a Ph.D. in Applied Physics, an M.S. in Electrical Engineering from the California Institute of Technology, and a B.S. in Electrophysics from the National Chiao-Tung University in Taiwan.

  THOMAS R. PARKINSON has served as the Company's President and Chief Operating Officer since April 15, 1997 and is a director nominee. In 1993, Mr. Parkinson served as a consultant for Shape, Inc., a manufacturer of home video entertainment and computer related companies and, from 1994 to April 1997 served as that company's President and Chief Executive Officer. In 1992, Mr. Parkinson founded Technology Vision, Inc., a provider of management services.

  ROBERT B. PFANNKUCH has served as a director of the Company since May 1996 and served as the President of the Company from May 1996 to April 1997. Since April 1997, Mr. Pfannkuch has served as President for Panasonic Disc Services Corporation. From March 1996 to May 1996 he served as a consultant to the Company. Mr. Pfannkuch has been the President of Telefuture Partners, a consulting firm, since January 1990. He was the Chairman and Chief Executive Officer of Rank Video Services America (formerly Bell & Howell/Columbia Pictures/Paramount Video Services) from 1981 to January 1990. From 1974 to 1981, he was the President of Bell & Howell Video Group and Vice President of Bell & Howell. Mr. Pfannkuch received a B.S. from the University of Connecticut.

  JANIS P. GEMIGNANI has been a director of the Company since August 1995 and served as the Chief Financial Officer, Vice President and Secretary of the Company from August 1995 until October 1996. Ms. Gemignani was a co-founder and from 1984 to August 1995, Chief Financial Officer of Vertical Software, Inc., a value-added reseller of computer hardware and software located in Houston, Texas. Ms. Gemignani earned her B.A. degree with honors from the University of West Florida. Ms. Gemignani is a Certified Public Accountant.

  SUNG HEE LEE has been a director of the Company since March 1994. Mr. Lee founded and has been the Director of the Multimedia Business Division of Hyundai Electronics Industries Co., Ltd. ("Hyundai") since March 1993. From May 1991 until March 1993, Mr. Lee served as a Senior Manager of the Marketing Department of Hyundai's Information Systems Business Sector. From January 1989 until May 1991, he served as a Senior Manager of Hyundai's Computer Export Department. He was also responsible for establishing the Hyundai Electronics America subsidiary in the United States. Mr. Lee is a member of the Board of Directors of Wanyan Electronics Co., Ltd., in China. He received his M.S. in Industrial Engineering from the Korea Advanced Institute of Science & Technology. Mr. Lee serves as the representative of Hyundai on the Company's Board of Directors.

  SANFORD C. SIGOLOFF has served as a director of the Company since June 1996. Mr. Sigoloff has been Chairman of the Board, President and Chief Executive Officer of Sigoloff & Associates, Inc. (a management consulting company) since 1989. He served as Chief Executive Officer of L.J. Hooker Corporation (a retail conglomerate) from August 1989 to June 1992. From March 1982 until 1988, Mr. Sigoloff served as Chairman of the Board, President and Chief Executive Officer of Wickes Companies, Inc. (a furniture retail chain).
Mr. Sigoloff is a director of Sun America, Inc., Kaufman and Broad Home Corporation, ChatCom, Inc. and Movie Gallery, Inc., which are public companies. Mr. Sigoloff is an adjunct full professor at the John E. Anderson Graduate School of Management at the University of California at Los Angeles.

  PHILIP B. SMITH has served as a director of the Company since November 1995. Mr. Smith has been a Vice Chairman of the Board of Spencer Trask Securities Incorporated since 1991. He was formerly a Managing Director of Prudential Securities in their merchant banking division from 1985 to 1991. Mr. Smith is a founding General Partner of Lawrence Venture Associates, a venture capital limited partnership headquartered in New York City and was the General Partner from 1984 to 1985. From 1981 to 1984, he served as Executive Vice President and Group Executive of the international banking and worldwide corporations group at Irving Trust Company. Prior to joining Irving Trust Company, he was at Citibank for 15 years, where he founded Citicorp Venture Capital and was its President and Chief Executive Officer. Since 1988, Mr. Smith has also been the managing general partner of Private Equity Partnership, L.P. Mr. Smith is a director of Movie Gallery, Inc., DenAmerica Corp., ChatCom, Inc. and KLS Enviro Resources, Inc., all publicly-held companies. Mr. Smith is an adjunct professor at Columbia University Graduate School of Business. He holds a B.S.E. from Princeton University and an M.B.A. from Harvard University.

  JOSEPH F. TROY has served as a director of the Company since May 1996. Mr. Troy is the founder and has been a member of the law firm of Troy & Gould Professional Corporation since May 1970. He is a director of Movie Gallery, Inc., a publicly-held company. Mr. Troy holds a B.A. from Yale University and an LL.B. from Harvard University.

  SETH HALIO has served as Controller of the Company since February 1997 and Secretary of the Company since March 1997. From 1994 to 1997, Mr. Halio was employed at California Microwave, Inc., most recently as Director of Accounting and Finance. From 1986 to 1994, Mr. Halio was employed at Ernst & Young LLP, most recently as senior manager. Mr. Halio resigned from the Company, effective as of August 15, 1997.

  Directors serve until the next annual meeting or until their successors are elected or appointed. Officers are elected by and serve at the discretion of the Board of Directors. There are no family relationships among the officers or directors of the Company.

  Pursuant to the underwriting agreement entered into by the Company in connection with the initial public offering of the Company's securities in May 1996 (the "IPO"), the Company agreed for a period of five years commencing on May 9, 1996, if requested by the underwriter, D.H. Blair Investment Banking Corp. (the "Underwriter"), to nominate a designee of the Underwriter who is reasonably acceptable to the Company to the Company's Board of Directors. To date, the Underwriter has not designated a director.

KEY EMPLOYEES:

  The following individuals are key employees of the Company:

  JAMES A. MUNRO has served as the Director of Engineering of the Company since July 1995. From 1978 to July 1995, Mr. Munro served in a number of different managerial positions with Wyse Technology, Inc. in San Jose, California, the most recent being as product marketing manager for X-Terminals. From 1978 to 1983, he was a Marketing Manager and Director of Engineering at Zentec Corporation, which was a publicly-traded computer hardware company in Santa Clara, California. He holds a B.S.E.E. from Manchester University in England.

  ED MARTINI has served as the Project Manager of Network Video for the Company since January 1993. Mr. Martini was previously the engineering liaison to C-Cube from Sun Microsystems, Inc. and worked in various engineering capacities with Sun Microsystems, Inc. from May 1987 to January 1993. Mr. Martini has a B.S. from California Polytechnic State University at San Luis Obispo.

  JAMES KIRKPATRICK, JR. has served as the Chief Technical Officer of ViComp Technology, Inc. ("ViComp") since the acquisition of that company in October 1996 by the Company. He was the co-founder and from August 1995 to October 1996 served as a director and the Chief Executive Officer of ViComp. From June 1993 to May 1995, Mr. Kirkpatrick was a Vice President of Hyundai and the General Manager of its Digital Media Division. Mr. Kirkpatrick was an independent consultant on chip development from February 1992 to June 1993. He held various positions at C-Cube from September 1988 to February 1992, including Vice President of Engineering. Mr. Kirkpatrick has a B.B.E. and a Master of Science degree from Ohio State University and an M.B.A. from the University of Santa Clara.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

  The following table sets forth the compensation for the fiscal year ended March 31, 1997, the twelve months ended March, 31, 1996 and the fiscal year ended December 31, 1995 paid by the Company to its Chief Executive Officer and the other executive officer of the Company who earned in excess of $100,000 (collectively, the "Named Executive Officers") based on salary and bonus for the fiscal year ended March 31, 1997:

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                      ANNUAL                      AWARDS
                                                  COMPENSATION(1)              ------------
                                                  ---------------               SECURITIES
        NAME AND                   FISCAL YEAR                    OTHER ANNUAL  UNDERLYING
   PRINCIPAL POSITION               ENDED(2)         SALARY($)    COMPENSATION  OPTIONS(#)
   ------------------              -----------       ---------    ------------ ------------
Dr. Edmund Y. Sun(3)..             March 31, 1997    $159,751        $  --           --
 Chairman of the Board             March 31, 1996     131,709           --           --
 and Chief Executive Officer    December 31, 1995     125,485           --           --
Robert Pfannkuch(4)...             March 31, 1997     128,652        10,000(5)   750,000(6)
 President                         March 31, 1996         --            --           --
                                December 31, 1995         --            --           --

--------
(1) The compensation described in this table does not include medical insurance, retirement benefits and other benefits received by the foregoing executive officers which are available generally to all employees of the Company and certain perquisites and other personal benefits received by the foregoing executive officers of the Company, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's cash compensation in the table.
(2) In June 1996, the Company changed its fiscal year end from December 31 to March 31. The compensation reported for Dr. Sun for the twelve months ended March 31, 1996 includes a portion ($98,782) of the amount reported for the year ended December 31, 1995.
(3) Dr. Sun also served as President of the Company during the fiscal year ended December 31, 1995 and through May 1996.
(4) Mr. Pfannkuch resigned as President of the Company effective April 14, 1997. Mr. Pfannkuch continues to serve as a director of the Company.
(5) Represents payments made to Mr. Pfannkuch as a consultant prior to his employment by the Company as President.
(6) Includes 400,000 options which were cancelled as of March 26, 1997.

  The following table provides information on stock options granted in the fiscal year ended March 31, 1997:

              OPTIONS GRANTED IN FISCAL YEAR ENDED MARCH 31, 1997

                                          INDIVIDUAL GRANTS
                       ---------------------------------------------------------
                                           PERCENTAGE OF
                                               TOTAL
                           NUMBER OF          OPTIONS
                           SECURITIES       GRANTED TO   EXERCISE OR
                       UNDERLYING OPTIONS  EMPLOYEES IN  BASE PRICE  EXPIRATION
         NAME               GRANTED         FISCAL YEAR  (PER SHARE)    DATE
         ----          ------------------  ------------- ----------- -----------
Dr. Edmund Y. Sun.....          --              --            --         --
Robert B. Pfannkuch...      400,000(1)         20.7%        $3.50        (1)
                            187,500(2)          9.7%        $3.50    May 8, 2001
                            162,500(2)(3)       8.4%        $3.50    May 8, 2001

--------
(1) All of such options were canceled effective as of March 26, 1997.
(2) 125,000 and 108,333 of such options, respectively have been deposited in escrow pursuant to an Escrow Agreement between the Company, American Stock Transfer and Trust Company and certain of the Company's stockholders and optionholders. Such options (as well as the shares of Common Stock issuable upon exercise of such options) are subject to forfeiture and cancellation unless and until certain minimum pre-tax income or stock price levels for the Company are met. See "Security Ownership of Certain Beneficial Owners and Management--Escrow Securities."
(3) Such options vest and become exercisable on a pro rata basis over 48 months for each full month of completed service by Mr. Pfannkuch as a director of the Company after May 8, 1997.

DIRECTOR COMPENSATION

  Directors (other than directors who are employees of the Company and who receive no compensation for serving on the Board of Directors) receive $15,000 per year as compensation for serving on the Board of Directors and are also entitled to participate in the Company's stock option plans and from time to time to receive grants of options thereunder to purchase shares of the Company's Common Stock. During the fiscal year ended March 31, 1997, the following option grants were made pursuant to the Company's 1993 Stock Option
Plan: Joseph F. Troy: options to purchase 136,608 shares of Common Stock at $3.50 per share; Robert B. Pfannkuch; options to purchase 750,000 shares of Common Stock at $3.50 per share, pursuant to Mr. Pfannkuch's Consulting and Employment Agreement (of which 400,000 options were subsequently cancelled); Sanford C. Sigoloff: options to purchase 136,608 shares of Common Stock at $7.25 per share.

EMPLOYMENT AND CONSULTING AGREEMENTS

  The Company entered into an employment agreement (the "Sun Employment Agreement") with Dr. Sun, the Company's founder, Chairman of the Board and Chief Executive Officer, in March 1996. The term of the Sun Employment Agreement commenced in May 1996 and will expire on March 31, 2001; provided, however, that the Sun Employment Agreement can be terminated by either party after March 31, 1999, if all of the Escrow Securities (as defined herein) have been released. The Sun Employment Agreement provides that in consideration for Dr. Sun's services, he is to be paid a salary of $160,000 during the first year of the agreement. In addition, he will receive increases in salary and bonuses as deemed appropriate by the Board of Directors.

  The Company entered into a two-year employment agreement dated as of March 28, 1997 with Thomas R. Parkinson, pursuant to which Mr. Parkinson became the President and Chief Operating Officer of the Company commencing on April 15, 1997. In connection with entering into such agreement, Mr. Parkinson received five-year options to purchase 400,000 shares of Common Stock at $3.75 per share under the Company's 1993 Stock Option Plan, of which options to purchase 266,667 shares are Escrow Securities. See "Security Ownership of Certain Beneficial Owners and Management--Escrow Securities." One-fourth of such options vest and become exercisable after Mr. Parkinson has served as the President of the Company for one year, and the balance will vest at a monthly rate of 2.083% over the following 36 months, subject to acceleration of this vesting schedule or forfeiture of these options under certain circumstances. In addition, Mr. Parkinson received five-year options to purchase 500,000 shares of Common Stock at $3.75 per share under the Company's 1996 Stock Option Plan. Such options vest at a monthly rate of 2.083% over a four-year period commencing on April 30, 1997, subject to acceleration of this vesting schedule or forfeiture of these options under certain circumstances. Mr. Parkinson receives an annual salary of $280,000 and will be eligible for an annual performance bonus ranging from $120,000 to $200,000. Mr. Parkinson's salary and bonus shall be mutually agreed to by Mr. Parkinson and the Board after the first year. Mr. Parkinson's employment as President and Chief Operating Officer is renewable at the end of the initial two-year term by mutual agreement of the parties.

  The Company entered into a Consulting and Employment Agreement dated as of March 15, 1996 with Robert B. Pfannkuch, pursuant to which Mr. Pfannkuch became a director and the President of the Company in May 1996. Upon entering into such agreement, Mr. Pfannkuch received five-year options to purchase 750,000 shares of Common Stock at $3.50 per share, of which options to purchase 500,000 shares were designated as Escrow Securities. See "Security Ownership of Certain Beneficial Owners and Management--Escrow Securities." One-fourth of such options were to vest and become exercisable after Mr. Pfannkuch had been the President of the Company for one year, and the balance were to vest and become exercisable at the rate of 11,719 per month, subject to acceleration of this vesting schedule or forfeiture of these options under certain circumstances. Mr. Pfannkuch received an annual salary of $150,000 as President of the Company, and his employment as President was renewable on a yearly basis by mutual agreement of the parties. Mr. Pfannkuch terminated his employment as President in April 1997 but continues to serve as a director of the Company. In connection with his termination as President, Mr. Pfannkuch and the Company agreed that his options to purchase 187,500 shares of Common Stock would vest on May 8, 1997 (provided he continued to serve as a director of the Company through that date), his options to purchase 162,500 shares of Common Stock will vest on a pro rata basis over 48 months for each full month of completed service by Mr. Pfannkuch as a director of the Company after May 8, 1997 and his options to purchase 400,000 shares of Common Stock would be cancelled. 233,333 of the foregoing options which were not cancelled are Escrow Securities.

STOCK OPTION PLANS

  For a description of the Company's 1993 Stock Option Plan and 1996 Stock Option Plan, see "Proposal 4--Proposal to Amend the Company's 1993 Amended and Restated Stock Option Plan" and "Proposal 5--Proposal to Ratify the Approval of the Company's 1996 Stock Option Plan, as Amended," respectively.

                             CERTAIN TRANSACTIONS

  In October 1996, the Company acquired all of the outstanding capital stock of ViComp Technology, Inc. ("ViComp") for 491,253 shares (the "Acquisition Shares") of the Company's Common Stock (the "ViComp Acquisition"). Dr. Edmund
Y. Sun, the Company's Chairman of the Board and Chief Executive Officer, was a co-founder of ViComp and owned 57.3% of the outstanding capital stock of ViComp (for which he had paid a total of $1,000,000 in September 1995 and January 1996) at the time of the ViComp Acquisition. The Company issued to Dr. Sun 281,520 shares of the Company's Common Stock for his ViComp capital stock in the ViComp Acquisition (57.3% of the total 491,253 shares of Common Stock issued in the ViComp Acquisition).

  All of the Acquisition Shares issued to Dr. Sun and 10% of the Acquisition Shares issued to the other former ViComp stockholders have been deposited in escrow, are subject to forfeiture and cancellation under certain circumstances and may not be publicly resold until released from escrow. Dr. Sun and the other holders of the Acquisition Shares were granted certain demand and piggyback registration rights under a registration rights agreement pursuant to the terms of the ViComp Acquisition, with Dr. Sun and such other holders exercising their demand registration rights in May 1997 and the Company filing a registration statement covering all of the shares issued in the ViComp Acquisition with the Securities and Exchange Commission in July 1997.

  The ViComp Acquisition was unanimously approved by the disinterested members of the Company's Board of Directors, and the Company's Board of Directors was advised by Sutter Securities Incorporated that the ViComp Acquisition is fair from a financial point of view to the Company's stockholders other than Dr. Sun.

  The Company purchased approximately $7,178,703 and $809,000 of inventory from C-Cube during the fiscal year ended March 31, 1997 and the year ended December 31, 1995, respectively. Dr. Sun is the founder and was a significant shareholder of C-Cube.

  In February 1995, the Company borrowed $500,000 from Dr. Sun. The loan was secured by the assets of the Company and bore interest at the prime rate plus 1% per annum. In October 1995, the Company amended the terms of the loan to allow for additional borrowings of $1,500,000 at the same interest rate. In December 1995, Dr. Sun converted the $2,000,000 of principal plus approximately $57,000 of accrued interest into 1,335,949 shares of the Company's Series B Preferred Stock at $1.54 per share. These shares were converted into 1,335,949 shares of Common Stock upon the closing of the IPO in May 1996.

  Hyundai purchased 3,247,473 shares of the Company's Series A Preferred Stock for approximately $5,000,000 and 649,526 shares of the Company's Series B Preferred Stock for approximately $1,000,000 from the Company in January 1994 and April 1995, respectively. In connection with such purchases, Hyundai was given the right to designate a director, a right of first refusal relating to sales of the Company's securities and certain registration rights. Such right of first refusal terminated in connection with the IPO and Hyundai waived its registration rights for 13 months following the closing of the IPO in May 1996. Hyundai's Series A Preferred Stock and the Series B Preferred Stock were converted into 3,896,999 shares of Common Stock upon the closing of the IPO in May 1996.

  In 1993, Hyundai and the Company entered into agreements relating to the Company's development of a consumer karaoke player, a karaoke jukebox, encoding machines and a karaoke network system. These agreements were subsequently amended in 1994 in connection with the Company and Hyundai agreeing to a manufacturing relationship for karaoke jukebox players. The Company and Hyundai subsequently entered into the 1995 Hyundai Technical Assistance and License Agreement which subsumed part of the agreements entered into in 1993 and obligated the Company to develop MPEG-2 compression products.

  In March 1996, the Company entered into an employment agreement with Dr. Sun and a consulting and employment agreement with Mr. Pfannkuch. See
"Compensation of Directors and Executive Officers--Employment and Consulting Agreements."

  In October 1996, the Company removed Janis Gemignani as the Company's Vice President, Secretary and Chief Financial Officer. Pursuant to a Settlement Agreement and General Release between Ms. Gemignani and the Company, the Company agreed, in connection with the settlement of certain actions brought by Ms. Gemignani in connection with her removal, to retain Ms. Gemignani as a consultant for a period of twelve months commencing February 4, 1997, at a fee of $15,000 per month.

  Mr. Troy is a member of Troy & Gould Professional Corporation, a law firm which was retained by the Company during the fiscal year ended March 31, 1997, and has been retained to provide legal services for the current fiscal year.

  Mr. Smith provided consulting services to the Company during the fiscal year ended March 31, 1997, pursuant to which he received fees of $6,000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 1, 1997, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors and director nominees; (iii) each of the Named Executive Officers; and (iv) all officers, directors and director nominees of the Company as a group.

                                                       AMOUNT AND
                                                        NATURE OF      PERCENT
                                                       BENEFICIAL        OF
                 NAME AND ADDRESS(1)                   OWNERSHIP(2)   OWNERSHIP
                 -------------------                   -----------    ---------
Edmund Y. Sun.........................................  7,822,418(3)    37.5%
Thomas R. Parkinson...................................     62,500(4)       *
Robert B. Pfannkuch...................................    201,042(5)       *
Janis Gemignani.......................................    134,238(6)       *
Sung Hee Lee..........................................          0(7)      --
Philip B. Smith.......................................     68,304(8)       *
Sanford Sigoloff......................................     45,536(9)       *
Joseph F. Troy........................................     51,228(10)      *
Seth Halio............................................          0(11)      *
Hyundai Electronics Industries Company, Ltd. .........  3,896,999(12)   18.7
 10th Floor, Boram Building
 705-19, Yeeksam-dong
 Kongnam-Ku, Seoul, Korea
All officers, directors and director nominees as a
 group (9 persons)....................................  8,385,266       40.2

--------
  * Less than one percent.
(1) Except as otherwise indicated, the address of each stockholder is c/o the Company at 2710 Walsh Avenue, Santa Clara, California 95051.
(2) Includes the Escrow Securities of such individual or entity. See "--Escrow Securities." Nature of beneficial ownership of securities is direct and arises from sole voting power and sole investment power, subject to community property laws where applicable. Shares underlying options to purchase Common Stock exercisable within 60 days of August 1, 1997 are deemed to be outstanding for purposes of calculating the number of shares owned by the holders of such options.
(3) Includes 281,520 shares of Common Stock acquired by Dr. Sun in the ViComp Acquisition, all of which have been deposited in escrow and are subject to cancellation in certain circumstances. Also includes 280,334 shares owned by Dr. Sun's sons and 21,564 shares owned by Dr. Sun's sister.
(4) Represents options to purchase 62,500 shares of Common Stock. Excludes options to purchase 837,500 shares of Common Stock which are not exercisable within 60 days.
(5) Represents options to purchase 201,042 shares of Common Stock. Excludes options to purchase 148,958 shares of Common Stock which are not exercisable within 60 days.
(6) Represents options to purchase 134,238 shares of Common Stock. Excludes options to purchase 104,408 shares of Common Stock which are not exercisable within 60 days. The address for Janis Gemignani is 373 River Oak Circle, Suite 1803, San Jose, California 95134.
(7) Although Mr. Lee serves as Hyundai's representative on the Company's Board of Directors, he does not have any right to vote or dispose of the shares owned by Hyundai.
(8) Represents options to purchase 68,304 shares of Common Stock. Excludes options to purchase 68,304 shares of Common Stock which are not exercisable within 60 days.
(9) Represents options to purchase 45,536 shares of Common Stock. Excludes options to purchase 91,072 shares of Common Stock which are not exercisable within 60 days.
(10) Represents options to purchase 51,228 shares of Common Stock. Excludes options to purchase 85,380 shares of Common Stock which are not exercisable within 60 days.
(11) Excludes options to purchase 50,000 shares of Common Stock which are not exercisable within 60 days.
(12) Mong Hun Chung is the Chairman and largest individual shareholder of Hyundai and may be considered a beneficial owner of such shares.

ESCROW SECURITIES

  In connection with the IPO and through March 31, 1997, the holders of the Company's Common Stock and options to purchase Common Stock placed 8,086,321 shares (the "Escrow Shares") and options to purchase 1,985,656 shares (the "Escrow Options") and the Company has placed through March 31, 1997 options issuable under the 1993 Stock Option Plan to purchase 28,023 shares of Common Stock (together with the Escrow Options and the Escrow Shares, the "Escrow Securities") into escrow pursuant to an escrow agreement (the "Escrow Agreement") with American Stock Transfer & Trust Company, as escrow agent. The Escrow Securities are not assignable or transferable; however, the Escrow Shares may be voted. Holders of any options in escrow may exercise their options prior to their release from escrow; however, the shares issuable upon any such exercise will continue to be held in escrow as Escrow Shares pursuant to the Escrow Agreement.

  All or a portion of the Escrow Securities may be released from escrow based on the Company's Minimum Pretax Income amounts (as defined and set forth below) or the trading price of the Company's Common Stock. The Minimum Pretax Income amounts (i) shall be calculated exclusively of any extraordinary earnings, including, but not limited to, any charge to income resulting from the release of the Escrow Securities; and (ii) shall be increased from the amounts established at the time of the IPO proportionately, with certain limitations, in the event additional shares of Common Stock or securities convertible into, exchangeable for or exercisable into Common Stock are issued after the IPO. The Minimum Pretax Income amounts as originally established at the time of the IPO are described below.

  Of the Escrow Securities, one-half (representing 5,050,000 shares of issued or issuable shares of Common Stock) will be released from escrow, on a pro rata basis, if, and only if, one or more of the following conditions are met (none of such conditions having been met to date):

    (i) the Company's net income before provision for income taxes and exclusive of any extraordinary earnings as audited and determined by the Company's independent public accountants (the "Minimum Pretax Income") amounts to at least $10.0 million for the fiscal year ended March 31, 1997;

    (ii) the Minimum Pretax Income amounts to at least $15.0 million for the fiscal year ending March 31, 1998;

    (iii) the Minimum Pretax Income amounts to at least $23.0 million for the fiscal year ending March 31, 1999;

    (iv) the Minimum Pretax Income amounts to at least $31.0 million for the fiscal year ending March 31, 2000;

    (v) the Minimum Pretax Income amounts to at least $39.0 million for the fiscal year ending March 31, 2001;

    (vi) commencing on May 9, 1996 and ending 18 months thereafter, the bid price of the Company's Common Stock averages in excess of $24.00 per share (subject to adjustment in the event of any reverse stock splits or other similar events) for 60 consecutive business days;

    (vii) commencing November 9, 1997 and ending 36 months thereafter, the bid price of the Company's Common Stock averages in excess of $48.00 per share (subject to adjustment in the event of any reverse stock splits or other similar events) for 90 consecutive business days; or

    (viii) during the periods specified in (vi) or (vii) above, the Company is acquired by or merged into another entity in a transaction in which the value of the per share consideration received by the stockholders of the Company on the date of such transaction or at any time during the applicable period set forth in (vi) or (vii), respectively, equals or exceeds the applicable levels set forth in (vi) or (vii), respectively.

  The remaining Escrow Securities (representing 5,050,000 shares of issued or issuable shares of Common Stock) will be released from escrow, on a pro rata basis, if, and only if, one or more of the following conditions is met (none of such conditions having been met to date):

    (i) the Minimum Pretax Income amounts to at least $15.0 million for the fiscal year ended March 31, 1997;

    (ii) the Minimum Pretax Income amounts to at least $21.0 million for the fiscal year ending March 31, 1998;

    (iii) the Minimum Pretax Income amounts to at least $32.0 million for the fiscal year ending March 31, 1999;

    (iv) the Minimum Pretax Income amounts to at least $42.0 million for the fiscal year ending March 31, 2000;

    (v) the Minimum Pretax Income amounts to at least $53.0 million for the fiscal year ending March 31, 2001;

    (vi) commencing on May 9, 1996 and ending 18 months thereafter, the bid price of the Company's Common Stock averages in excess of $48.00 per share (subject to adjustment in the event of any reverse stock splits or other similar events) for 60 consecutive business days;

    (vii) commencing November 9, 1997 and ending 36 months thereafter, the bid price of the Company's Common Stock averages in excess of $96.00 per share (subject to adjustment in the event of any reverse stock splits or other similar events) for 90 consecutive business days; or

    (viii) during the periods specified in (vi) or (vii) above, the Company is acquired by or merged into another entity in a transaction in which the value of the per share consideration received by the stockholders of the Company on the date of such transaction or at any time during the applicable period set forth in (vi) or (vii), respectively, equals or exceeds the applicable levels set forth in (vi) or (vii), respectively.

  The bid price amounts set forth above are subject to adjustment in the event of any stock splits, reverse stock splits or other similar events.

  Holders of Escrow Securities have agreed not to sell, transfer, hypothecate, negotiate, pledge, assign, encumber or otherwise dispose of any or all of the Escrow Securities unless and until (A) the Company shall have given notice that the conditions for the release of the Escrow Securities set forth in Paragraphs (a) and (b) above are met, or (B) such disposition is (i) proposed in connection with an agreement by which the Company is to be acquired by or merged into another entity in which the consideration paid by the acquiror per share of the Company's stock is no less than 80% of the minimum consideration required by Paragraphs (a)(vi) and (vii) above as to a disposition of up to 50% of the Escrow Securities or by Paragraphs (b)(vi) and (vii) above as to a disposition of up to 100% of the Escrow Securities and (ii) approved by at least 80% of the votes cast, in person or by proxy, by holders of the Common Stock eligible to vote on such matter excluding the shares held by the holders of the Escrow Securities, provided that the holders of at least 50% of the Common Stock (excluding the shares held by the holders of the Escrow Securities) actually vote on such matter, in person or by proxy, or are present, in person or by proxy, at the meeting at which the vote takes place. If the Company is acquired by or merges into another company that thereafter owns all of the outstanding stock of the Company except for the Escrow Securities, at any time from and after the consummation of the merger or acquisition, holders of Escrow Securities desiring to dispose of their Escrow Securities will be permitted to do so if the acquiror gives notice as to conditions being met in Paragraphs (a) and (b) above or consents in writing to the disposition, but no vote or consent of the former stockholders of the Company will be required.

  Any money, securities, rights or property distributed in respect of the Escrow Securities, including any property distributed as dividends or pursuant to any stock split, merger, recapitalization, dissolution, or total or partial liquidation of the Company, shall be held in escrow until release of the Escrow Securities. If none of the applicable Minimum Pretax Income or bid price levels set forth above have been met by July 15, 2001, the Escrow Securities, as well as any dividends or other distributions made with respect thereto, will be cancelled and contributed to the capital of the Company. The Company expects that the release of the Escrow Securities to officers, directors, employees and consultants of the Company will be deemed compensatory and, accordingly, will result in a substantial charge to reportable earnings, which would equal the fair market value of such shares on the date of release. Such charge could substantially increase the loss or reduce or eliminate the Company's net income for financial reporting purposes for the period or periods during which such shares are, or become probable of being, released from escrow. Although the amount of compensation expense recognized by the Company will not affect the Company's total shareholders' equity, it may have a negative effect on the market price of the Company's securities.

  The Minimum Pretax Income and bid price levels set forth above were determined by negotiation between the Company and the Underwriter of the IPO prior to the IPO and should not be construed to imply or predict any future earnings by the Company or any increase in the market price of its securities.

                                  PROPOSAL 2

             PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED
              CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                     OF AUTHORIZED SHARES OF COMMON STOCK

  On July 25, 1997, the Board of Directors unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate"), to increase the number of authorized shares of Common Stock from 60,000,000 to 80,000,000.

  The Board of Directors believes that the authorized number of shares of Common Stock remaining available is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock as described above. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Further, the Board of Directors believes the availability of additional shares of Common Stock will help enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. An important component of the Company's business strategy is to develop and market new products, including through the acquisition of technologies, assets and businesses deemed synergistic with the Company's operations. For example, in October 1996, the Company acquired all of the outstanding capital stock of ViComp, a company that designs and develops integrated circuits, in exchange for 491,253 shares of the Company's Common Stock. Further, the Company recently acquired substantially all of the assets of the Digital Video division of Arris Interactive L.L.C. (the "DV Business") for a combination of cash, 600,000 shares of Common Stock of the Company and additional cash consideration to be based on the future revenue of the DV Business. Although the Company does not, as of the date of this Proxy/Information Statement, have any other agreements with respect to future acquisitions that would require the issuance of shares of the Company's Common Stock, the Company continues to seek acquisition opportunities that may require such issuances. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, with respect to a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power.

  The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights. The Board of Directors does not intend to issue any shares of Common Stock except on terms which the Board deems to be in the best interests of the Company and its then-existing stockholders.

  The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional shares of Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized shares of Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company's management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.

  As of July 16, 1997, the Company had 20,283,921 shares of Common Stock outstanding. An additional 38,018,500 shares were reserved for future issuance under the Company's stock option plans and pursuant to other options and warrants (including shares currently reserved for issuance under the Company's 1997 Employee Stock Purchase Plan and 1996 Option Plan), of which 22,083,829 shares were covered by outstanding options and warrants and 15,934,671 shares were available for future grant or purchase. The remaining 1,197,597 shares were unreserved.

  The text of the first paragraph of Article IV of the Certificate, as it is proposed to be amended pursuant to this proposal, is as follows:

    "This corporation is authorized to issue two classes of shares, which shall be designated as Common Stock, $.0001 par value per share, and Preferred Stock, $.0001 par value per share. The total number of shares of Common Stock which this corporation is authorized to issue is Eighty Million (80,000,000 ) and the total number of shares of Preferred Stock which this corporation is authorized to issue is Five Million (5,000,000). The Preferred Stock may be issued from time to time in one or more series."

  The affirmative vote of the holders of a majority of the shares of the Company's outstanding Common Stock is required to approve this proposal. If approved by the stockholders, the proposed amendment to the Certificate will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which will occur as soon as reasonably practicable.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                  PROPOSAL 3

                            PROPOSAL TO APPROVE THE
                       1997 EMPLOYEE STOCK PURCHASE PLAN

  In May 1997, the Company's Board of Directors adopted the 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan" or the "Plan"), subject to stockholder approval. The Stock Purchase Plan is designed to provide eligible employees of the Company and its participating subsidiaries (collectively "Participating Companies") with added incentive to continue in the employment of the Participating Companies by permitting them to purchase shares of Common Stock on a discounted basis through payroll withholding. The Stock Purchase Plan will be effective on the first day immediately following the date on which the Plan is approved by the stockholders. The full text of the Stock Purchase Plan appears as Exhibit 1 to this Proxy/Information Statement and the description of the Plan herein is qualified by reference to the text of the Plan.

DESCRIPTION OF THE STOCK PURCHASE PLAN

  The Stock Purchase Plan is administered by the Board of Directors or a committee of the Board (the "Committee") consisting of at least three persons, at least one of whom must be a member of the Company's Board of Directors. The Board or Committee has the authority to interpret the Plan and to establish rules and regulations thereunder.

  Up to 500,000 shares of Common Stock in the aggregate may be purchased under the Stock Purchase Plan, subject to adjustment in the event of a stock dividend, stock split or combination of shares.

  Participation under the Plan is open to all active employees of the Participating Companies, except (i) employees who have not been continuously employed by the Participating Companies for at least one year, (ii) employees whose customary employment by the Participating Companies is less than 20 hours per week, or (iii) employees whose customary employment by the Participating Companies is five months or less in any calendar year. Employees who, immediately upon enrollment in the Plan, would, together with certain relatives, own more than 5% of the total combined voting power or value of all classes of stock of the Company or any subsidiary corporation thereof are not eligible.

  Payment for shares of Common Stock is to be made in installments through payroll deductions over the Plan's designated offering period (the "Offering Period").

  Each eligible employee may enroll in the Plan as of the first day of the Offering Period following the date which is ten days after such employee first becomes eligible to participate in the Stock Purchase Plan or as of the first day of any subsequent Offering Period (or as of the first day of each three-month period ending on the close of a calendar quarter during and within an Offering Period (an "Interim Offering Period")).

  Each eligible employee may authorize payroll deductions under the Stock Purchase Plan in an amount not to exceed 10% of the participant's compensation (before withholding or other deductions). For purposes of the Plan, "compensation" means the annual base rate of pay, determined by the Board of Directors (including commissions, but exclusive of bonuses and certain other fringe benefits).

  As of the last day of each Interim Offering Period, funds credited to each participant's account will be applied to the purchase of whole shares of Common Stock. No interest will be paid on amounts held in a participant's account. The purchase price per share of Common Stock under the Plan for any Offering Period shall be 85% of the fair market value of the Common Stock on the first business day or the last business day of such Offering Period, whichever is less.

  A participant may at any time elect to terminate his participation in the Plan, except that no such termination shall be effective as to any Interim Offering Period unless such election is received in writing by the Committee prior to the last day of such Interim Offering Period.

  In the event of the death of any participant, the termination of his employment with any of the Participating Companies for any reason (unless he remains or immediately becomes employed by another Participating Company), or any other cessation of his eligibility to participate in the Plan, his participation in the Plan shall immediately terminate, and all amounts not used to purchase shares of Common Stock as of the date of such termination, shall be returned to him or his legal representatives.

  The Board of Directors may amend, modify or terminate the Stock Purchase Plan at any time, provided, however, that no such amendment shall adversely affect any participant's existing rights and provided further that no amendment shall be effective without stockholder approval if such amendment would: (a) increase the aggregate number of shares which may be issued under the Plan (except for adjustment for certain capital changes as provided in the Plan); (b) materially modify the requirements for eligibility to participate in the Plan; (c) increase the maximum number of shares of stock which a participant may purchase in any Offering Period; (d) extend the term of the Plan; (e) alter the purchase price formula so as to reduce the price for shares of stock to be purchased under the Plan; (f) otherwise materially increase the benefits accruing to participants under the Plan; or (g) cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code. The Stock Purchase Plan will terminate if it does not receive the approval of a majority of the stockholders of the Company voting at the Annual Meeting.

  Rights acquired under the Stock Purchase Plan are not transferable (other than by will or the applicable laws of descent and distribution) and may be exercised only by a participant.

  No eligible employee or participant shall by reason of the Plan have any rights of a stockholder of the Company until the date of issuance of a stock certificate to such participant for shares issued under the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Assuming such qualification, a participant will not recognize income in connection with his participation in the Stock Purchase Plan (other than upon the payment of dividends with respect to shares purchased under the Stock Purchase Plan) prior to the date that the participant disposes of shares of Common Stock acquired by him under the Stock Purchase Plan ("Plan Stock").

  A participant who disposes of Plan Stock (by sale, exchange, gift or other transfer covered by Section 424(c) of the Code) more than two years after the first day of the Offering Period with respect to which the Plan Stock was purchased (such first day of the period is herein referred to as the "offering date") and more than one year from the date of purchase, will recognize ordinary income equal to the lesser of (i) 15% of the fair market value of such shares on the offering date or (ii) the excess, if any, of the fair market value of the shares on the date of the disposition over the purchase price of the shares. In addition, such participant will recognize long-term capital gain equal to the excess, if any, of the proceeds from the disposition over the sum of (i) the purchase price of the shares and (ii) the amount of ordinary income the participant recognizes (as described in the preceding sentence). If the proceeds from the disposition of the shares are less than the purchase price of the shares, the participant will be entitled to a long-term capital loss equal to the amount of such difference. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

  If a participant disposes of Plan Stock within two years or less after the applicable offering date or less than one year from the date of purchase (a "disqualifying disposition"), such participant will be required to recognize ordinary income equal to the excess of the fair market value of such shares on the date of their purchase over the purchase price of the shares. In addition, such participant will be required to recognize capital gain equal to the excess, if any, of the proceeds from the disposition over the fair market value of the shares on the date on which they were purchased. If the proceeds from the disposition are less than the fair market value of the shares on the date on which they were purchased, such participant will be entitled to a capital loss equal to the amount of such difference. A capital gain or loss described in this paragraph will be characterized as long-term if the applicable shares are disposed of more than one year after they are acquired and short-term if the applicable shares are disposed of one year or less after they are acquired.

  The Company is not entitled to any deduction in connection with the purchase or disposition of shares of Common Stock under the Stock Purchase Plan, other than in connection with a disqualifying disposition. If a participant makes a disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by such participant, provided that applicable withholding requirements are satisfied.

  The foregoing constitutes a brief summary of the principal federal income tax consequences of transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN.

                                  PROPOSAL 4

                 PROPOSAL TO AMEND THE COMPANY'S 1993 AMENDED
                        AND RESTATED STOCK OPTION PLAN

  On July 25, 1997, the Board of Directors of the Company unanimously adopted an amendment to the 1993 Stock Option Plan (the "Amendment") intended to permit income recognized in connection with grants of options to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code. The Amendment provides that options covering no more than 750,000 shares of Common Stock may be granted under the 1993 Stock Option Plan in any twelve month period. The Amendment, which is described in more detail below, also made other changes to the 1993 Stock Option Plan necessary or advisable to permit compliance with Section 162(m) of the Code. Section 162(m) of the Code limits the amount of compensation paid to named executive officers that may be deducted for federal income tax purposes by the Company in any year to $1.0 million, unless the compensation qualifies as "performance-based" compensation. The full text of the Amendment appears as Exhibit 2 to this Proxy/Information Statement and the description of the Amendment herein is qualified by reference to the text of the Amendment.

DESCRIPTION OF THE 1993 STOCK OPTION PLAN

  The key terms of the 1993 Stock Option Plan, as proposed to be amended, are outlined below. Copies of the 1993 Stock Option Plan are available upon request to the Company.

  In October 1993, the Board of Directors approved the Company's 1993 Stock Option Plan, which plan was subsequently approved by the Company's stockholders in March 1994. In April 1996, the Board of Directors and the stockholders of the Company approved the 1993 Amended and Restated Stock Option Plan, which effected certain amendments to the 1993 Stock Option Plan. The 1993 Stock Option Plan provides for the grant of options to officers, directors, other key employees and consultants of the Company to purchase up to an aggregate of 3,762,532 shares of Common Stock. The 1993 Stock Option Plan is administered by the Board of Directors or a committee of the Board and is currently administered by the Board of Directors, which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1993 Stock Option Plan. The Amendment to the 1993 Stock Option Plan revises the administration provisions to require that grants of options under the 1993 Stock Option Plan to executive officers may be made only by a committee of directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code. The Company recently formed such a committee to make grants of options to executive officers under the Company's stock option plans. Options granted under the 1993 Stock Option Plan may be "incentive stock options" as defined in Section 422 of the Code, or nonqualified options, and will be designated as such.

  The exercise price of incentive stock options may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may become exercisable in any one year pursuant to incentive stock options under the 1993 Stock Option Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1993 Stock Option Plan at an exercise price less than the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

  In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination would immediately terminate, and any options that are exercisable would terminate 90 days (six months in the case of termination by reason of death or disability) following termination of employment.

  Options may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1993 Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1993 Stock Option Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1993 Stock Option Plan is effective for ten years, unless sooner terminated or suspended. The Amendment provides that options covering no more than 750,000 shares of Common Stock may be granted to any one employee in any fiscal year.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  Incentive stock options under the 1993 Stock Option Plan are afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

  All other options granted under the 1993 Stock Option Plan are nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

  Subject to the limits on deductibility of employee remuneration under
Section 162(m) of the Code, the Company will generally be entitled to a tax deduction in the amount that an optionee recognizes as ordinary income with respect to an option. Options granted to executive officers under the 1993 Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers upon exercise of the options. No tax authority or court has ruled on the applicability of Section 162(m) to the 1993 Stock Option Plan and any final determination of the deductibility of amounts realized upon exercise of an option granted under the 1993 Stock Option Plan could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant options under the 1993 Stock Option Plan in accordance with the terms of the 1993 Stock Option Plan regardless of any final determination as to the applicability of Section 162(m) of the Code to these grants.

  The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

PARTICIPATION IN THE 1993 STOCK OPTION PLAN

  During the fiscal year ended March 31, 1997, options to purchase 1,934,216 shares of Common Stock were granted under the 1993 Stock Option Plan. Grants under the 1993 Stock Option Plan are made at the discretion of the administrator of the 1993 Stock Option Plan and future grants under the 1993 Stock Option Plan have not yet been determined.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1993 STOCK OPTION PLAN.

                                   PROPOSAL 5

          PROPOSAL TO RATIFY THE APPROVAL OF THE COMPANY'S 1996 STOCK
                            OPTION PLAN, AS AMENDED.

  In September 1996 and July and August 1997, the Company's Board of Directors approved the Company's 1996 Stock Option Plan and amendments thereto, respectively, in each case subject to stockholder approval. In August 1997, the Majority Stockholders executed the Written Consent, adopting the 1996 Stock Option Plan, as amended. The Written Consent provides that, in the event the stockholders of the Company do not ratify such adoption at the Annual Meeting, the Company will terminate the 1996 Stock Option Plan (provided, however, that all options granted under the 1996 Stock Option Plan through the date of the Annual Meeting will remain outstanding in accordance with their terms). The purpose of the 1996 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The full text of the 1996 Stock Option Plan appears as Exhibit 3 to this Proxy/ Information Statement and the description of the Plan herein is qualified by reference to the text of the Plan.

DESCRIPTION OF THE 1996 STOCK OPTION PLAN

  The key terms of the 1996 Stock Option Plan are outlined below.

  The 1996 Stock Option Plan provides for the grant of options to officers, directors, other key employees and consultants of the Company to purchase up to an aggregate of 1,500,000 shares of Common Stock. The 1996 Stock Option Plan is administered by the Board of Directors or a committee of the Board, and is currently administered by the Board of Directors, which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1996 Stock Option Plan. Notwithstanding the foregoing, grants of options to executive officers may be made only by a committee of directors who qualify as "outside directors" within the meaning of Section 162(m) of the Code. Options granted under the 1996 Stock Option Plan may be "incentive stock options" as defined in Section 422 of the Code, or nonqualified options, and will be designated as such.

  The exercise price of incentive stock options may not be less than 100% of the fair market value of the Company's Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may become exercisable in any one year pursuant to incentive stock options under the 1996 Stock Option Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1996 Stock Option Plan at an exercise price less than the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

  In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination would immediately terminate, and any options that are exercisable would terminate 90 days (six months in the case of termination by reason of death or disability) following termination of employment.

  Options may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1996 Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1996 Stock Option Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1996 Stock Option Plan is effective for ten years, unless sooner terminated or suspended. The 1996 Stock Option Plan provides that options covering no more than 500,000 shares of Common Stock may be granted to any one employee in any twelve month period.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  Incentive stock options under the 1996 Stock Option Plan are afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

  All other options granted under the 1996 Stock Option Plan are nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

  Subject to the limits on deductibility of employee remuneration under
Section 162(m) of the Code, the Company will generally be entitled to a tax deduction in the amount that an optionee recognizes as ordinary income with respect to an option. Options granted to executive officers under the 1996 Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers upon exercise of the options. No tax authority or court has ruled on the applicability of Section 162(m) to the 1996 Stock Option Plan and any final determination of the deductibility of amounts realized upon exercise of an option granted under the 1996 Stock Option Plan could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant options under the 1996 Stock Option Plan in accordance with the terms of the 1996 Stock Option Plan regardless of any final determination as to the applicability of Section 162(m) of the Code to these grants.

  The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

PARTICIPATION IN THE 1996 STOCK OPTION PLAN

  During the fiscal year ended March 31, 1997, options to purchase
689,557 shares of Common Stock were granted under the 1996 Stock Option Plan (of which 45,043 options were subsequently cancelled). Grants under the 1996 Stock Option Plan are made at the discretion of the administrator of the 1996 Stock Option Plan and future grants under the 1996 Stock Option Plan have not yet been determined.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN, AS AMENDED.

                                  PROPOSAL 6

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company's financial statements for the fiscal year ending March 31, 1998 subject to ratification by the stockholders. Ernst & Young LLP has served as independent auditors of the Company's financial statements for the fiscal year ended December 31, 1995, for the three months ended March 31, 1996 and for the fiscal year ended March 31, 1997. A representative of Ernst & Young LLP will be available at the Annual Meeting to respond to appropriate questions or make other statements such representative deems appropriate.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

                     COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to the Company, the Company believes that during the fiscal year ended March 31, 1997, its directors, officers and 10% stockholders complied with all filing requirements under Section 16(a) of the Exchange Act, with the exception of the following: Dr. Sun filed a late Form 5 to report the acquisition of shares in the ViComp Acquisition, which he failed to report on a Form 4. Mr. Sigoloff filed a late Form 5 to report the receipt of options to purchase 136,608 shares of Common Stock, which he failed to report on a Form
4. Mr. Pfannkuch filed a late Form 5 to report the cancellation of options to purchase 400,000 shares of Common Stock, which he failed to report on a Form
4. Mr. Parkinson filed a late Form 3 to report the receipt of options to purchase 900,000 shares of Common Stock.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  Stockholders are advised that any stockholder proposal, including nominations to the Board of Directors, intended for consideration at the 1998 Annual Stockholders Meeting must be received by the Company no later than February 13, 1998 to be included in the proxy material for the 1998 Annual Meeting. It is recommended that stockholders submitting proposals direct them to Thomas R. Parkinson, President of the Company, and utilize certified mail, return-receipt requested in order to ensure timely delivery.

                                 OTHER MATTERS

  The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before the Annual Meeting, the persons voting the proxies will vote them in accordance with their best judgment.

  THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          Dr. Edmund Y. Sun
                                          Chairman of the Board

August 13, 1997

                                                                      EXHIBIT 1

                          DIGITAL VIDEO SYSTEMS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

  1. Establishment of the Plan; Purpose. This Employee Stock Purchase Plan (the "Plan") was established to provide Eligible Employees with an opportunity through regular payroll deductions to purchase Common Stock of Digital Video Systems, Inc., a Delaware corporation (the "Company") so that they may increase their proprietary interest in the Company. The Plan was adopted by the Board of Directors of the Company in May 1997. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Board of Directors" means the Committee if one has been appointed, or the Board of Directors of the Company if no Committee has been appointed.

    (b) "Code" means the Internal Revenue Code of 1986.

    (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan in accordance with Section 3 below, if one is appointed.

    (d) "Company" means Digital Video Systems, Inc. and such present or future Subsidiaries, as defined in Section 425 of the Code, of the Company as the Board of Directors shall from time to time designate.

    (e) "Compensation" means the annual base rate of pay of a Participant as of the first day of an Offering Period, determined in accordance with nondiscriminatory rules adopted by the Board of Directors, including commissions, but excluding bonuses, income with respect to stock options or other stock purchases, moving expense reimbursements, shift differentials or any pay for work outside the regular work schedule.

    (f) "Eligible Employee" means any regular employee of the Company whose date of hire was at least one year prior to the commencement of an Offering Period or an Interim Offering Period and who is customarily employed for at least 20 hours per week and more than five (5) months in any calendar year.

    (g) "Fair Market Value" of a share of Stock means the closing price on the Nasdaq National Market on the applicable date. In the event the Stock is not traded on the date as of which the Fair Market Value is to be determined, Fair Market Value shall be determined as of the next preceding date on which the Stock was traded.

    (h) "Interim Offering Period" means each three-month period ending on the close of a calendar quarter during and within an Offering Period.

    (i) "Option" means the right of a Participant to purchase Stock during the applicable Offering Period.

    (j) "Offering Date" means the first business day of each Offering Period.

    (k) "Offering Period" means, in the absence of a specific determination to the contrary by the Board of Directors or the Committee, a 24-month period beginning on the first day of a calendar quarter during which contributions may be made toward the purchase of Stock under the Plan. The Board of Directors or the Committee shall establish from time to time Option Periods which shall be up to twenty-four (24) months.

    (l) "Participant" means an Eligible Employee who elects to participate in the Plan.

    (m) "Plan Account" means the account established for each Participant pursuant to the Plan.

    (n) "Purchase Price" means the price at which Participants may purchase Stock as determined pursuant to the Plan.

    (o) "Stock" means the Common Stock of the Company.

    (p) "Subsidiary" means a corporation a majority of whose voting shares are owned by the Company.

  3. Administration. The Plan shall be administered by the Board of Directors and/or by a duly appointed Committee consisting of not less than three persons, at least one of which shall be a member of the Board of Directors, and having such powers as shall be specified by the Board. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. The interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any right to purchase Stock shall be conclusive and binding on all persons.

  4. Number of Shares to be Offered. The maximum aggregate number of shares which shall be offered under the Plan shall be 500,000 shares of Stock, subject to adjustment as provided in Section 8 hereof. In the event that any Option granted under the Plan expires or is terminated for any reason, such shares allocable to the unexercised portion of such Option shall again be subject to an Option under the Plan.

  5. Eligibility and Participation.

  (a) Initial Participation. An Eligible Employee shall become a Participant on the Offering Date after satisfying the eligibility requirements by delivering to the Company's payroll office an enrollment form authorizing payroll deductions not less than ten (10) business days prior to such Offering Date. An Eligible Employee who did not enroll in the Plan prior to the Offering Date, or a person who becomes an Eligible Employee after an Offering Date, may enroll in the Plan for the remainder of the Offering Period as of the beginning of the next Interim Offering Period by completing and filing an enrollment form prior to the commencement date of such Interim Offering Period.

  (b) Continued Participation. A Participant shall automatically participate in each successive Offering Period (including Interim Offering Periods) until such time as such Participant withdraws from the Plan as set forth below. A Participant is not required to file any additional enrollment forms for subsequent Offering Periods in order to continue participation in the Plan.

  (c) Payroll Deduction Rate. The Participant shall designate on the enrollment form the percentage of Compensation which he or she elects to have withheld for the purchase of Stock, which may be any whole percentage from 1% to 10% of the Participant's Compensation. A Participant may reduce (but not increase) the rate of payroll withholding during an Offering Period by filing an amended enrollment form with the Committee at any time prior to the last day of any Interim Offering Period (for which such change is to be effective), but not more than three (3) changes may be made in any Offering Period (or such other number of changes as may be approved by the Board or the Committee). A Participant may increase or decrease the rate of payroll deduction for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions not less than ten (10) days prior to the Offering Date for such subsequent Offering Period.

  By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Offering Period; provided, however, that with respect to any Interim Offering Period no Participant may purchase shares of Stock in excess of the amount permitted under Section 9.

  (d) Offering Period. Any Options granted pursuant to the Plan shall be subject to the Company obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of Options and/or Stock.

  (e) Purchase Price. The Purchase Price for each share of Stock to be purchased under the Plan shall be eighty-five percent (85%) of the Fair Market Value of such share on either (i) the Offering Date (or the date of entry for new or re-enrolling employees) or (ii) the last business day of each Offering Period, whichever is less.

  (f) Contributions. The Purchase Price of the Stock shall be accumulated by payroll deductions throughout the Offering Period, which shall be applied automatically to purchase Stock at the end of each Interim Offering

Period. In the absence of a contrary determination prior to the commencement of an Offering Period, each Interim Offering Period shall have a three-month duration. At the end of each Interim Offering Period, accrued payroll deductions will be automatically applied to the purchase of Stock at the Purchase Price as hereinabove defined. Payroll deductions shall commence on the first payday following the Offering Date (or, in the case of a new or re-enrolling employee, on the first payday following the commencement of the applicable Interim Offering Period) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

  (g) Effect of Leave of Absence. During a leave of absence approved by the Company, a Participant may, for such period as the Committee shall deem reasonable, continue contributions to the Plan by making cash payments to the Company on his normal paydays in an amount equal to the difference between the amount of his regular payroll deductions taken while such employee was participating under the Plan and the amount of his payroll deductions taken while on such leave of absence. Failure to pay any installment within ten (10) days after the payday on which it is due shall be treated as a withdrawal from the Plan.

  (h) Purchase of Stock. The Company will maintain a Plan Account on its books in the name of each Participant. On each payday the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account. No interest shall accrue on any such payroll deductions. As of the last day of each Interim Offering Period the amount then in the Participant's Plan Account will be divided by the Purchase Price and the amount in the Participant's Plan Account shall be used to purchase the number of whole shares of Stock which result. Share certificates representing the number of shares of Stock so purchased shall be issued and delivered to the Participant as soon as reasonably practicable after the close of each Interim Offering Period. Any amount remaining in the Participant's Plan Account at the end of an Offering Period after deducting the amount of the Purchase Price for the number of whole Shares issued to the Participant shall be refunded to the Participant, without interest.

  (i) Withdrawal. A Participant may elect to withdraw from participation in the Plan at any time up to the last day of an Interim Offering Period by filing the prescribed form with the Committee. At the time of withdrawal the amount credited to the Participant's Plan Account will be refunded in cash, without interest. Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn Participant and the withdrawn Participant's interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, such Participant may not resume participation in the Plan until after the expiration of one complete Interim Offering Period; re-enrollment shall be made in the same manner as set forth above for initial participation in the Plan.

  (j) Pro Rata Allocation. In the event that the aggregate number of shares which all Participants elect to purchase during an Interim Offering Period shall exceed the number of shares remaining available for issuance under the Plan, the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the sum of the number of shares the Participant has elected to purchase and the denominator of which is the sum of the number of shares which all Participants have elected to purchase.

  6. Effect of Termination of Employment. Termination of a Participant's employment for any reason, including retirement or death, or the failure of a Participant to remain an Eligible Employee shall be treated as a withdrawal under the Plan. In the event of the Participant's death, a refund of the Participant's Plan Account shall be paid, without interest, to the representative of the Participant's estate. A transfer by a Participant from the Company to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to the Company shall not be treated as a termination of employment.

  7. Rights Not Transferable. The rights or interests of any Participant in the Plan, in any Option granted under the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner otherwise than by will or the applicable laws of descent and distribution. If the Participant shall in any manner attempt to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, such act shall be treated as a withdrawal from the Plan.

  8. Recapitalization, Etc. Subject to any required action by the shareholders of the Company, the number of shares of Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Stock which have been authorized for issuance under the Plan but have not yet been placed under an option (collectively the "Reserves"), as well as the price per share of Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Stock, or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of capital stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the Option as to all of the optioned Stock, including shares as to which the Option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

  The Board may also, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Stock covered by each outstanding Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  9. Limitation on Stock Ownership. Notwithstanding any provision herein to the contrary, no Participant shall be granted a right to purchase Stock pursuant to Section 5 if such Participant, immediately after electing to purchase such Stock, would own Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or (ii) if under the terms of the Plan the rights of the employee to purchase Stock under this and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate that exceeds $25,000 of fair market value of such Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time. For purposes of this
Section 9, ownership of Stock shall be determined by the attribution rules of
Section 425(d) of the Code and Participants shall be considered to own any Stock which they have a right or option to purchase under this or any other plan.

  10. Rights as an Employee. Nothing in the Plan shall be construed to give any Participant the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company and its Subsidiaries or the Participant to terminate such employment at any time with or without cause.

  11. Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Stock he or she may have a right to purchase under the Plan until the date of issuance of a stock certificate to such Participant for shares issued pursuant to the Plan.

  12. Amendment or Termination of the Plan. The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby, and provided further that no amendment to the Plan shall be effective until such amendment is approved by a vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company within twelve months before or after the date upon which such action is taken by the Board of Directors, if such amendment would:

    (a) Increase the aggregate number of shares of Stock to be issued under the Plan (except as provided in Section 8 hereof);

    (b) Materially modify the requirements for eligibility to participate in the Plan;

    (c) Increase the maximum number of shares of Stock which a Participant may purchase in any Offering Period;

    (d) Extend the term of the Plan;

    (e) Alter the Purchase Price formula so as to reduce the price for shares of Stock to be purchased under the Plan;

    (f) Otherwise materially increase the benefits accruing to Participants under the Plan; or

    (g) Cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

  The Plan shall terminate on May 15, 2007 if it has not been earlier terminated pursuant to this Section 12, but the Plan shall remain in full force and effect until the end of the Offering Period then in effect.

  13. Shareholder Approval. Continuance of the Plan and the effectiveness of any Option granted hereunder shall be subject to approval of the Plan by the affirmative vote or written consent of the holders of a majority of the outstanding shares of Stock of the Company present or represented and entitled to vote thereon, within 12 months after the date of adoption of this Plan by the Board of Directors.

  14. Governing Law. To the extent not preempted by federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Delaware.

                                                                      EXHIBIT 2

                                   AMENDMENT
                                    TO THE
                  1993 AMENDED AND RESTATED STOCK OPTION PLAN
                                      OF
                          DIGITAL VIDEO SYSTEMS, INC.

  The 1993 Amended and Restated Stock Option Plan of Digital Video Systems, Inc. (the "1993 Stock Option Plan") is hereby amended as follows:

  1. Section 3 of the Plan is hereby amended as follows:

    3. STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

    Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under this Plan shall not exceed 3,762,530 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 750,000 shares.

  2. Section 4(b) of the Plan is hereby amended to read in its entirety as follows:

    4 ADMINISTRATION

    (b) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

                                                                      EXHIBIT 3

                             AMENDED AND RESTATED
                            1996 STOCK OPTION PLAN
                                      OF
                          DIGITAL VIDEO SYSTEMS, INC.

1. PURPOSES OF THE PLAN

  The purposes of the 1996 Stock Option Plan (the "Plan") of Digital Video Systems, Inc., a Delaware corporation (the "Company"), are to:

    (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

    (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

    (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

  Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2. ELIGIBLE PERSONS

  Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3. STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

  Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 1,500,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 500,000 shares.

4. ADMINISTRATION

  (a) It is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

  (b) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

  (c) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan;
(vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and
(xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

  (d) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5. GRANTING OF OPTIONS; OPTION AGREEMENT

  (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

  (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each Option shall be subject to Section 6.1.3.

  (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

  (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6. TERMS AND CONDITIONS OF OPTIONS

  Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1, NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3, ISOs shall also be subject to the terms and conditions set forth in
Section 6.3, but not those set forth in Section 6.2.

  1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

    1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

    1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of his sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of his sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

    1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or
  (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the Option was granted. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

    1.4 Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

    1.5 Nontransferability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

    1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

      (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

      (b) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.10) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock.

    1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration
  Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

    1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company, subject to the following limitations:

      (a) Any election pursuant to clause (iii) above by an optionee subject to Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any 10-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.

      (b) Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

    Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.

    Any securities tendered or withheld in accordance with this Section 6.1.8 shall be valued by the Company as of the Tax Date.

    1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of
  Section 422 of the Code.

    1.10 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

      (a) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

      (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

    1.11 Option Term. Subject to Section 6.3.5, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

  2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

    2.1 Exercise Price. The exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

  3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

    3.1 Exercise Price. (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

    (b) The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

    3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

    3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

    3.4 Vesting. Notwithstanding any other provision of this Plan, ISOs granted for any optionee under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an Option "vests" when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring the exercisability of those

  ISOs or portions of ISOs which have the highest per share exercise prices; but in no event shall more than $100,000 in fair market value of stock (measured on the grant date(s)) vest in any calendar year. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs. In no event, however, will the operation of this Section 6.3.4 cause an ISO to vest before its terms or, having vested, cease to be vested.

    3.5 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7. MANNER OF EXERCISE

  (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

  (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

  (c) Unless exempted by the Administrator, if an officer or director who is subject to the provisions of Section 16(b) of the Exchange Act exercises an Option within six months of the grant of such Option, the shares acquired upon exercise of such Option may not be disposed of until six months after the date of grant of such Option.

8. EMPLOYMENT OR CONSULTING RELATIONSHIP

  Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9. CONDITIONS UPON ISSUANCE OF SHARES

  Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10. NONEXCLUSIVITY OF THE PLAN

  The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11. MARKET STANDOFF

  Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12. AMENDMENTS TO PLAN

  The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that stockholder approval is advisable; provided, however, that no such amendment shall, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) or any successor rule thereto.

13. EFFECTIVE DATE OF PLAN

  This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

                          DIGITAL VIDEO SYSTEMS, INC.

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 11, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Edmund Y. Sun and Thomas R. Parkinson, and each or either of them, as proxy holders with power to appoint his substitute and hereby authorizes the proxy holders to represent and vote, as designated below, all the shares of Digital Video Systems, Inc. (the "Company") held of record by the undersigned on July 16, 1997 at the Annual Meeting of Stockholders to be held on September 11, 1997 at 10:00 A.M. or any and all adjournments thereof.

     1.  ELECTION OF DIRECTORS:

               [_] FOR all nominees listed below (except as marked to the contrary below).

               [_]   WITHHOLD AUTHORITY to vote for all nominees listed below.

     (INSTRUCTION: To withhold authority to vote for any nominee, draw a line through such nominee's name.)

                         Edmund Y. Sun
                         Thomas R. Parkinson
                         Robert B. Pfannkuch
                         Sung Hee Lee
                         Sanford C. Sigoloff
                         Philip B. Smith
                         Joseph F. Troy

     2. Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation.

         [_]     FOR      [_]    AGAINST       [_]     ABSTAIN

     3.  Proposal to approve the Company's 1997 Employee Stock Purchase Plan.

         [_}     FOR      [_]    AGAINST       [_]     ABSTAIN

     4. Proposal to approve an amendment to the Company's 1993 Amended and Restated Stock Option Plan.

         [_]     FOR      [_]    AGAINST       [_]     ABSTAIN

     5. Proposal to ratify the approval of the Company's 1996 Stock Option Plan, as amended.

         [_]     FOR      [_]    AGAINST       [_]     ABSTAIN

     6. Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1998.

         [_]     FOR      [_]    AGAINST       [_]     ABSTAIN

     7. In their discretion, the proxy holders are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

  THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSALS 2, 3, 4, 5 AND 6 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF. IN THE EVENT ANY OF THE NOMINEES IS UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS.

                            Dated:  ________________, 1997


                            ______________________________________________
                                          Signature


                            _____________________________________________
                                      (Signature, if held jointly)

                            Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized partner.

         PLEASE PROMPTLY MARK, SIGN, DATE, AND RETURN THIS PROXY
                       USING THE ENCLOSED ENVELOPE.